UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 4, 2004

MQ ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101399	52-2148018
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Offices, Zip Code)

770-300-0101

(Registrants telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 3, 2004, MQ Associates, Inc. issued a press release reporting its earnings for the quarter and nine months ended September 30, 2004 and announcing that MQ Associates, Inc. would conduct a conference call on November 4, 2004 to discuss its financial results for such periods.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The attached press release is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description of Exhibit

99.1	Press Release dated November 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004	MQ ASSOCIATES, INC.

	By:	/s/ Thomas C. Gentry
Name: Thomas C. Gentry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 3, 2004